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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 22, 2003
Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES
(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Abbott Park Road
Abbott Park, Illinois 60064-6400
(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (847) 937-6100

Item 5. Other Events.

        Filed as Exhibit 99.1, and incorporated herein by reference, is the news release issued by Abbott announcing the spin-off of much of Abbott's core global hospital products business.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.
Exhibit No.	Document Description
99.1	Press Release dated August 22, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES
Dated: August 22, 2003	By:	/s/ THOMAS C. FREYMAN
Name: Thomas C. Freyman
Title: Senior Vice President, Finance and Chief Financial Officer

1

Exhibit Index

Exhibit No.	Exhibit
99.1	Press Release dated August 22, 2003

2

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index